First Quarter 2015 Earnings

April 29, 2015

AEGION®

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on March 2, 2015 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, the Insituform® logo, United Pipeline Systems®, Bayou Companies®, Corrpro®, Fyfe®, Fibrwrap®, Brinderson®, CRTS® and our other trademarks referenced herein are the registered trademarks of Aegion Corporation and its affiliates.

AEGION®

2015 First Quarter Financial Summary

Selected Financial Results – Non-GAAP from Continuing Operations

Current and prior year results exclude discontinued operations

(in USD thousands, except margins and per share information)	1Q 2015	1Q 2014	Change
Revenues	$ 309,166	$ 306,234	1.0%
Gross Profit	59,204	61,063	-3.0%
Gross Margins	*19.2%*	*19.9%*	*-70 bps*
Operating Income	10,283	9,134	12.6%
Operating Margin	*3.3%*	*3.0%*	*30 bps*
Segment Operating Income:			
Infrastructure Solutions	8,167	1,458	6,709
Corrosion Protection	500	3,691	-3,191
Energy Services	1,616	3,985	-2,369
Non-Controlling Interest	-13	-31	58.1%
Income from Continuing Operations (Attributable to Aegion Corporation)	$ 4,827	$ 4,807	0.4%
Diluted Earnings per Share (from continuing operations)	$ 0.13	$ 0.13	--
Consolidated Backlog as of March 31	$ 751.7	$ 748.7	0.4%

(See reconciliation to GAAP in the Appendix; reported backlog includes international markets that are part of the October 2014 Restructuring initiative)

AEGION

Infrastructure Solutions Is Well-Positioned for Growth in 2015

Infrastructure Solutions Contract Backlog



$400
$350
$300
$250
$200
$ million USD
$331.9
$354.2
+6.7%
1Q'14
1Q'15
Insituform
Fyfe/Fibwrap

- Insituform backlog increased 8.9% to $268.5 million – one of the largest backlog levels ever in the first quarter
- Fyfe/Fibrwrap backlog increased 25.5% to $58.2 million
- Improved backlog position in Asia for both Insituform and Fyfe/Fibrwrap

Infrastructure Solutions Operating Income



$10
$8
$6
$4
$2
$-
$ millions USD
$1.5
$8.2
+$6.7
1Q'14
1Q'15

- Insituform North America delivered solid performance despite late winter weather
- Fyfe/Fibrwrap turned a profit
- Insituform realized restructuring savings of $0.04 per diluted share
- Foreign currency translation negatively impacted operating income by $0.7 million



Insituform 2015 Outlook

- New orders in the first quarter were one of the strongest in history, which supports expectations for continued growth
- Restructured international segment is positioned for profitability
- Foreign currency risk remains a concern



Fyfe/Fibrwrap 2015 Outlook

- Current backlog and near term sales funnel support expectations for revenue and profit growth
- Executing a large industrial pipeline project beginning in second quarter
- The integration of Fyfe/Fibrwrap and Insituform is proceeding well
- Adoption of Tyfo® Fibrwrap® is growing in select markets in Asia

AEGION®

Favorable North America Mid-Stream Pipeline Market Can Partially Offset Challenges in the Upstream Segment

Corrosion Protection Contract Backlog



$200
$150
$100
$50
$-
$ million USD
$160.9
$159.3
-1.0%
3/31/14
3/31/15

- Corrpro backlog declined 7%, but has a strong sales funnel for the second quarter
- Bayou coatings backlog in the U.S. is up significantly due to recent pipe insulation coating orders
- United Pipeline Systems backlog declined 25%
- Bayou Canada backlog down significantly at conclusion of winter construction season

Corrosion Protection Operating Income



$4
$3
$2
$1
$-
$ millions USD
$3.7
-$3.2
$0.5
3/31/14
3/31/15

- Record first quarter 2015 results in Canada for Corrpro and Bayou
- United Pipeline Systems was significantly affected by reduced North America upstream new capital spend
- CRTS completed the high margin Saudi Aramco Wasit project in the fourth quarter of 2014; expect second quarter start for main portion of large project in Chile
- Bayou Louisiana turned a small profit
- Foreign currency translation negatively impacted operating income by >$1.0 million



United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
Bayou
INTERNAL
COATING
Bayou
EXTERNAL
COATING
Bayou
CONCRETE
COATING
Corrpro
CATHODIC PROTECTION
CRTS
INTERNAL FIELD JOINT
COATING
CCSI
EXTERNAL FIELD JOINT
COATING
Bayou/Wasco
INSULATION
COATING

Corrosion Protection 2015 Outlook

- Limited visibility into the second half outlook, especially in Canada where oil and gas pipeline coating orders will not occur until this summer
- Midstream pipeline market, especially for natural gas, remains favorable for Corrpro
- Middle East upstream activity remains largely in line with expectations entering 2015; however, project timing remains a risk

AEGION

West Coast Downstream Segment Remains Robust for Energy Services

Energy Services Contract Backlog


$300
$250
$200
$150
$100
$50
$-
$ million USD
$255.8
$238.2
-6.9%
3/31/14
3/31/15

- Reduction in backlog the result of two upstream contracts up for renewal
  - In April, Energy Services renewed a multi-year maintenance contract valued at $15 million annually
  - A $50 million contract is up for renewal in December 2014, which impacts future reported backlog
- Backlog in the downstream segment remains at attractive levels

Energy Services' backlog represents estimated 12-months' unrecognized revenues to be realized under long-term master service agreements and other signed contracts. Contracts that are up for renewal are not included in the next 12 months' backlog past the renewal date.

Energy Services Operating Income


$4
$3
$2
$1
$-
$ millions USD
$4.0
$1.6
-$2.4
3/31/14
3/31/15

- Upstream gross margins declined as customers reduced billable hours and limited or deferred capital and other expenditures
- Downstream segment grew revenues in the first quarter
- Turnaround activity should improve in 2015





Energy Services 2015 Outlook

- Outlook for Energy Services' downstream segment remains favorable given strong demand in U.S. refining
- Central California upstream market will remain under pressure
- The Permian Basin is a viable market for Energy Services with the goal of achieving break-even in the region by the end of 2015

AEGION

First Quarter 2015 Pre-Tax Charge for the 2014 Restructuring was $3.5 Million, or $0.09 per Diluted Share

2014 Restructuring

2014 Charges

1. **International Water & Wastewater**
   Exit certain unprofitable international locations

2. **Combine Insituform and Fyfe/Fibrwrap**
   Enhance Fyfe/Fibrwrap outlook through greater market access while optimizing costs by leveraging Insituform's operations

3. **Right-size Bayou's Louisiana Facility**
   Optimize operations to meet market opportunities in a cost effective manner

Aegion recorded $49.5 million (pre-tax), or $0.95 per diluted share in the fourth quarter of 2014

2014 Restructuring

First Quarter 2015 Charges

International Water & Wastewater

$3.5 Million Pre-Tax Charge

- Sale of the CIPP contracting operations in France totaling $2.8 million with minimal tax benefits
- Secured multi-year CIPP product supply agreement in France
- Collected previously reserved accounts receivable of $1.1 million
- $2.0 million cash charge related to employee costs and other wind down charges in the affected international CIPP markets

Realignment Provides Tangible Financial Benefits with Increased Management Focus on Future Growth Drivers

1 Annual Cost Savings

Annual Savings: $8 to $11 million pre-tax, $0.15-$0.20 per diluted share

1Q'15: $2.5 million pre-tax, or $0.05 per diluted share

4Q'14: $3.5 million pre-tax, or $0.07 per diluted share

Aegion expects to realize annual pre-tax savings at the high end of the previously stated $8 to $11 million range

2 Improved ROIC / Cash Liberation

Expect incremental improvement of approximately 100 basis points

- 2014: Realized approximately 75 basis point improvement from the write-down of tangible and certain intangible assets
- 2015: Remaining 25 basis points to come from the attainment of the full annual restructuring savings and the exit from loss producing international CIPP contracting markets

3 Intangible Benefits

Greater focus on growth drivers

- Platform realignment creates opportunities to offer broader solutions to clients
- Management will increase focus in key areas for growth and other strategic initiatives
- Liberated cash can be invested in growth enhancing new investments or acquisitions

Depressed Oil Prices and Current Strength of the U.S. Dollar Create Uncertainty in the Second Half of 2015, Primarily in Canada

Fourth Quarter

- Traditionally strong quarter for Corrpro, International CIPP and Fyfe/Fibrwrap
- Seasonal draw down for Insituform North America and United Pipeline Systems
- U.S. downstream maintenance activity begins to build; wind down of upstream project activity

First Quarter

- Traditionally the least profitable quarter because of winter weather in the Northern Hemisphere
  - In 2015, mid-February through mid-March was a particularly harsh winter period
- Peak season for Canada pipe construction
  - 2014/2015 season was exceptional
- Primary season for U.S. downstream maintenance and turnaround season


FOURTH QUARTER
FIRST QUARTER
2015 Earnings Seasonality
THIRD QUARTER
SECOND QUARTER

Third Quarter

- Summer/fall drives peak activity for Insituform North America, Corrpro, United Pipeline Systems and Fyfe/Fibrwrap
- U.S. downstream maintenance activity slows as refineries operate at peak capacity utilization
- There is uncertainty in the Canadian pipeline ordering season given depressed oil prices
- North American upstream market expected to remain under pressure in 2015

Second Quarter

- Seasonal activity increases for Insituform North America as it secured the most backlog ever in the first quarter
- Corrpro, United Pipeline Systems and Fyfe/Fibrwrap North America begin prime construction season
- U.S. downstream maintenance and turnaround begins to wind down ahead of peak capacity utilization in the third quarter

AEGION

Long-Term Outlook for Upstream and Midstream Pipeline Infrastructure and Facility Maintenance Remains Favorable

Diversified Sources

Diversification strategy balances Aegion's earnings in attractive end markets


2% Mining
16% Downstream
19% Midstream
17% Upstream
46% Not Related to Oil & Gas

Aegion 2014 revenues

Primary area of impact from depressed oil prices

Status

Near term, depressed oil prices create uncertainty in 2015:

1. **North American Upstream Market**

   Reduction in capital and maintenance spending creates market pressures in 2015 affecting revenues and particularly margins

2. **Second Half of 2015**

   Assessing outlook in the coming months, especially in Canada

3. **Middle East**

   Current market conditions remain fairly stable with timing risk the main concern

4. **Downstream and Midstream Segments**

   These markets expected to remain favorable in 2015

Why Aegion?

Pipelines Are the Arteries for Our Way of Life


Wastewater


Oil, Gas and Mining


Water Pressure Pipes

Maintenance, rehabilitation and strengthening **BEFORE** disaster strikes

Upstream and Downstream Facilities Are Driving to Meet Growing U.S. Energy Requirements


Exploration and Extraction


Refining and Petrochemical

Maintenance, engineering and construction **TO KEEP** these assets running at peak efficiencies

Commercial and Transportation Infrastructure Drive Economic Activity


Commercial Structures


Transportation

Rehabilitation and strengthening **TO MEET** building codes, seismic needs and structural concerns from age

AEGION

First Quarter 2014 Versus First Quarter 2015 Core Earnings Results

(in thousands USD except for share information)	Revenue		Operating Income		Earnings per Diluted Share	
Reported GAAP Results for 2014	$	306,234	$	9,134	$	0.12
Divestiture of Bayou Coating LLC ("BTR") JV		--		--		0.01
2014 Non-GAAP Results	**$**	**306,234**	**$**	**9,134**	**$**	**0.13**
BTR Equity Earnings for First Quarter 2014		--		--		(0.02)
2015 Currency Translation Impact		(10,350)		(1,760)		(0.03)
2014 Core Results	$	295,884	$	7,374	$	0.08
2015 Non-GAAP Results	$	309,166	$	10,283	$	0.13
First Quarter 2015 vs. 2014		4.5%		39.4%		62.5%

Please see the Appendix for the non-GAAP reconciliation tables.

AEGION®

Gross Margin Expansion from Infrastructure Solutions Nearly Offset Declines Caused by Depressed Oil Prices and Strong U.S. Dollar

Infrastructure Solutions Gross Margins



30%
20%
10%
0%
20.9%
23.4%
+249 bps
1Q'14
1Q'15

- Fyfe/Fibrwrap achieved gross margins ahead of the expected 35% to 40% range through improved execution
- Gross margin benefits from the restructuring activities in the affected international markets
- Foreign currency translation negatively impacted margins by 90 basis points

Corrosion Protection Gross Margins



30%
20%
10%
0%
22.4%
20.5%
-190 bps
1Q'14
1Q'15

- Significantly lower margins for CRTS given completion of the Saudi Aramco Wasit project and the start of the lower margin project in Chile
- Gross margins for United Pipeline Systems were down significantly because of reduced spending in the North America upstream market
- First quarter is the smallest for project activity at Corrpro, which resulted in low labor utilization
- Foreign currency translation negatively impacted margins by 149 basis points

Energy Services Gross Margins



20%
15%
10%
5%
0%
15.0%
11.5%
-350 bps
1Q'14
1Q'15

- Margin decline driven by customer's reducing maintenance billable hours and limiting or deferring capital and other expenditures
- Investments to build a presence in the Permian adversely affected margins and profitability
- Greater mix from lower margin downstream activity

AEGION

First Quarter Is Aegion's Weakest Quarter of the Year and Traditionally a Use of Cash Flow from Operating Activities

Source/(Uses) of Cash

in USD millions



$175
$4
$7
$2
$8
$1
$11
$12
$136
Fourth Quarter 2014
CAPEX
Debt Reduction
Other Debt
Share Buybacks
Stock Exercise Proceeds
Other[1]
Operating Cash Flow
First Quarter 2015

[1] Other includes purchase of Schultz Mechanical Contractors, Inc., payment to Fyfe Asia sellers for final net working capital, asset sales, patent expenditures and other financing

First Quarter 2015

- Typical use of cash because of low volume activity during winter months
- Receivables were a source of cash from a focused effort in cash collections
- Payables were a large use of cash as strong revenues in the fourth quarter of 2014 resulted in vendor payments in the first quarter of 2015
- Aegion acquired Schultz Mechanical Contractors, Inc. for $6.4 million, net of cash acquired
- Capital expenditures were below the levels in the first quarter of 2014

AEGION

Aegion Targets Reducing Working Capital Requirements



150
125
100
75
Days Sales Outstanding (DSO)
2010
2014
First Quarter 2015:
Six day reduction from
the first quarter of 2014
2014: 10 day reduction in DSOs conserved
$35 million in working capital

Aegion Is…







1

A **DIVERSIFIED** growth and return oriented company pursuing attractive opportunities in sustainable end markets

2

A company with **OPPORTUNITIES** in the U.S. upstream, midstream and downstream energy markets and an energy portfolio now **BALANCED** towards recurring revenues

3

An established global **LEADER** in water and wastewater pipeline rehabilitation with a leading technology to rehabilitate and strengthen other urban infrastructure

4

An execution driven company leveraging its scale and leading market positions for best in class **PROJECT MANAGEMENT** across the organization

AEGION®

Appendix

First Quarter 2015 Non-GAAP Reconciliation from Continuing Operations

All financial data presented is from continuing operations

(in thousands USD except for share information)	As Reported (GAAP)	Restructuring & Impairment[1]	Acquisition-Related Expense[2]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 249,976	$ (14)	$ --	$ 249,962
Gross Profit	59,190	14	--	59,204
Operating Expenses	49,084	(163)	--	48,921
Acquisition-related Charges	323	--	(323)	--
Restructuring Charges	658	(658)	--	--
Operating Income	9,125	835	323	10,283
Interest Expense	(3,232)	42	--	(3,190)
Interest Income/Other	(2,779)	2,661	--	(118)
Income before Taxes	3,240	3,538	323	7,101
Taxes (benefit) on Income/(Loss)	1,868	265	128	2,261
Income (attributable to Aegion Corporation)	$ 1,359	$ 3,273	$ 195	$ 4,827
Diluted Earnings Per Share	**$ 0.04**	**$ 0.09**	**$ --**	**$ 0.13**

[1] Restructuring Charges: Includes pre-tax restructuring charges for cost of revenues of $14 related to write-off of certain other assets; and operating expenses of $163 related to bad debt expenses, early lease termination costs, and other restructuring charges (non-GAAP). Also include pre-tax restructuring charges of $658 related to severance and benefit related costs in accordance with ASC 420, *Exit or Disposal Cost Obligations,* and recorded as "Restructuring charges" in the Consolidated Statement of Operations (GAAP); and charges of $2,661 related to the write-off of certain other assets.

[2] Acquisition-Related Expenses: Includes expenses incurred in connection with the Company's acquisition of Schultz Mechanical Contractors, Inc. during the quarter (non-GAAP).

AEGION

First Quarter Non-GAAP Reconciliation for Infrastructure Solutions

(in thousands USD)	Quarter Ended March 31, 2015			Quarter Ended March 31, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 122,473	$ --	$ 122,473	$ 122,324	$ --	$ 122,324
Cost of Revenue	93,858	(14)	93,844	96,770	--	96,770
Gross Profit	28,615	14	28,629	25,554	--	25,554
Operating Expenses	20,625	(163)	20,462	24,096	--	24,096
Acquisition-related Charges	--	--	--	--	--	--
Restructuring Charges	658	(658)	--	--	--	--
Operating Income	$ 7,332	$ 835	$ 8,167	$ 1,458	$ --	$ 1,458

[1] Restructuring Charges: Includes pre-tax restructuring charges for cost of revenues of $14 related to write-off of certain other assets; and operating expenses of $163 related to bad debt expenses, early lease termination costs, and other restructuring charges (non-GAAP). Also include pre-tax restructuring charges of $658 related to severance and benefit related costs in accordance with ASC 420, *Exit or Disposal Cost Obligations,* and recorded as "Restructuring charges" in the Consolidated Statement of Operations (GAAP).

AEGION

First Quarter Non-GAAP Reconciliation for Energy Services

(in thousands USD)	Quarter Ended March 31, 2015			Quarter Ended March 31, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 84,950	$ --	$ 84,950	$ 75,902	$ --	$ 75,902
Cost of Revenue	75,204	--	75,204	64,534	--	64,534
Gross Profit	9,746	--	9,746	11,368	--	11,368
Operating Expenses	8,130	--	8,130	7,383	--	7,383
Acquisition-related Charges	323	(323)	--	--	--	--
Operating Income	$ 1,293	$ 323	$ 1,616	$ 3,985	$ --	$ 3,985

[1] Acquisition-Related Expenses: Includes expenses incurred in connection with the Company's acquisition of Schultz Mechanical Contractors, Inc. during the quarter (non-GAAP).

AEGION®

First Quarter 2014 Non-GAAP Reconciliation from Continuing Operations

All financial data presented is from continuing operations

(in thousands USD except for share information)	As Reported (GAAP)	Loss on Sale of Bayou Coating[1]	As Adjusted (Non-GAAP)
Other income (expense):			
Other	(776)	472	(304)
Income before Taxes	5,495	472	5,967
Taxes on Income	1,612	194	1,806
Income (attributable to Aegion Corporation)	$ 4,529	278	$ 4,807
Diluted Earnings Per Share	**$ 0.12**	**$ 0.01**	**$ 0.13**

[1] Represents a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1,200 and the final equity distribution settlement of $700 resulted in a loss of approximately $500 that is recorded in "Other income (expense)" on the Consolidated Statements of Operations (non-GAAP).

AEGION®